Exhibit 10.2

Confidential

Second Amendment to Exhibit A-5 to Master Services Agreement

THE UNDERSIGNED HEREBY ACKNOWLEDGE AND AGREE THAT THIS SECOND AMENDMENT TO EXHIBIT A-5 IS INCORPORATED BY REFERENCE INTO, AND SUBJECT TO THE PROVISIONS OF THAT CERTAIN MASTER SERVICES AGREEMENT BETWEEN THE PARTIES DATED MAY 24, 2007, AS AMENDED (THE “AGREEMENT”).

1.	This Second Amendment to Exhibit A-5 to Master Services Agreement and the Scope of Works and Budgets attached hereto as Appendix 1 (the “Set-Up Plan”) , and the Scope of Work and Budget attached hereto as Appendix 2 (the “Safety Plan”) (collectively, this “Second Amended Exhibit A-5”) sets forth the agreed to Services, fees, pass through costs and related compensation for Raifarm Limited relating to commercialization set-up activities in Russia for Oncophage from April 1, 2008, and the pharmacovigilance and associated regulatory support for Oncophage in Russia. This Second Amended Exhibit A-5 hereby replaces the provisions of the Amendment to Exhibit A-5 to Master Services Agreement entered into by the Parties on June 5, 2008 (“First Amended Exhibit A-5”). Capitalized terms not otherwise defined shall have the meaning set forth in the Agreement.

2.	The Parties acknowledge that work for some of the tasks under Appendix 1 has already commenced, and some hours set forth in the Appendix 1 have already been utilized in performance of the tasks. The Parties further acknowledge and agree that Company shall only be responsible to provide compensation to Raifarm Limited for hours actually utilized in performance of the Services, such hours and compensation not to exceed the amounts set forth in Appendix 1 and Appendix 2 without the prior written consent of Company.

3.	The Parties acknowledge that the provisions of Paragraph 3 of the First Amended Exhibit A-5 is deleted in its entirety, and that the provisions of Paragraph 2 and 4 of the First Amended Exhibit A-5 remain in full force and effect, provided however, that any payments to Raifarm after the Effective Date of this Second Amended Exhibit A-5 shall be payable by the Company in the form of U.S. dollars cash.

Acknowledged and Agreed:

ANTIGENICS Inc., a Delaware corporation		RAIFARM LIMITED

By:	/s/ Garo Armen	By:	/s/ Yuri Raifeld

Date:	1/14/09	Date:	December 17, 2008

Typed Name:	Garo Armen	Typed Name:	Yuri Raifeld

Title:	Chairman & CEO	Title:	Director

Appendix 1

[See attached Appendix 1 Set Up Plan]

Exhibit 10.2

Confidential

Appendix 1

[see attached]

Exhibit 10.2

Confidential

Set-Up Plan [**]

[**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Exhibit 10.2

Confidential

Appendix 2

[**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.